         NUMBER                     register                     SHARES
                                           .com(TM)
        RC
                               Register.com, Inc.             SEE REVERSE FOR
     COMMON STOCK                                           CERTAIN DEFINITIONS
                                 Common Stock
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             CUSIP 75914G 10 1


THIS CERTIFIES THAT






IS THE OWNER OF



            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                           $0.0001 PAR VALUE EACH OF

                        ------ Register.com, Inc. ------

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:




/s/ Jack Levy                   REGISTER.COM, INC.       /s/ Richard D. Forman
----------------------              CORPORATE            ---------------------
SECRETARY                            SEAL                CHAIRMAN AND CHIEF
                                     1999                EXECUTIVE OFFICER
                                   DELAWARE

COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
            (NEW YORK, NY)
                   TRANSFER AGENT AND REGISTRAR
BY
                           AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                         UNIF GIFT MIN ACT-________Custodian__________
TEN ENT - as tenants by the entireties                                    (Cust)           (Minor)
JT TEN  - as joint tenants with right                                    under Uniform Gifts to Minors
          of survivorship and not as tenants                             Act______________
          in common                                                             State

    Additional abbreviations may also be used though not in the above list.


For value received,____________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:______________________



                _______________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S)    _______________________________________________________________
GUARANTEED      THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.